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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Pharmaceutical Product Development, Inc. ("PPD") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fredric N. Eshelman, Chief Executive Officer of PPD, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

       1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PPD as of, and for, the periods presented in the Report.

Date: November 13, 2002

                                       /s/ Fredric N. Eshelman
                                   ---------------------------------
                                         Fredric N. Eshelman
                                       Chief Executive Officer